Exhibit 10.8.4

EXECUTION COPY

AMENDMENT NO. 4 TO FIVE YEAR CREDIT AGREEMENT

This Amendment (this “Amendment”) is entered into as of May 20, 2003 by and among Nationwide Mutual Insurance Company (“Nationwide Mutual”), Nationwide Life Insurance Company (“Nationwide Life”), Nationwide Financial Services, Inc. (“NFS”; Nationwide Mutual, Nationwide Life and NFS are herein referred to individually as a “Borrower” and collectively as the “Borrowers”), Bank One, NA, individually and as agent (the “Agent”), and the other financial institutions signatory hereto.

RECITALS

A. The Borrowers, the Agent and the Lenders are party to that certain Five Year Credit Agreement dated as of May 25, 2000 (as heretofore amended, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrowers, the Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendment to Credit Agreement. On the date this Amendment becomes effective pursuant to Section 3 below, the Credit Agreement shall be amended as follows:

(a) Article I of the Credit Agreement is hereby amended by amending and restating the definitions of “Aggregate Commitment,” “Eurodollar Loan,” “Indebtedness” and “Loan Documents” to read as follows:

“Aggregate Commitment” means the aggregate of the Commitments of all the Lenders, as increased or reduced from time to time pursuant to the terms hereof.

“Eurodollar Loan” means a Eurodollar Ratable Loan or a Eurodollar Bid Rate Loan, or both, as the context may require.

“Indebtedness” of a Person means such Person’s (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances, or other instruments, including notes issued to an Affiliate in connection with the issuance by such Affiliate of trust preferred securities, (e) obligations of such Person to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property, (f) Capitalized Lease Obligations, (g) Contingent Obligations, (h) obligations in respect of Surplus Debentures, (i) Net Mark-to-Market Exposure under Rate Management Transactions and (j) any other obligation for borrowed money or other financial accommodation which in accordance with Agreement Accounting Principles or SAP, as applicable, would be shown as a liability on the consolidated balance sheet of such Person; provided, however, that for the purpose of determining compliance with Sections 6.15.4 and, with respect to clauses (ii) and (iv) below, Section 6.15.5 on any date, “Indebtedness” shall exclude (i) Surplus Debentures which mature more than ten (10) years after such date of determination, (ii) obligations of such Person arising in respect of securities lending activities and securities repurchase or reverse-repurchase activities undertaken in the ordinary course of business in compliance with all applicable laws, (iii) obligations of Nationwide Mutual under one or more prepaid equity forward contracts in an amount not to exceed $800,000,000, and (iv) indebtedness of such Person incurred in connection with the sale or issuance of CDOs, provided that no Borrower or Subsidiary has any recourse obligations with respect thereto.

“Loan Documents” means this Agreement and any Notes issued pursuant to Section 2.11 and the other documents and agreements contemplated hereby and executed by any Borrower in favor of the Agent or any Lender.

(b) Section 6.1(i) of the Credit Agreement shall be amended and restated to read as follows:

(i) Within ten (10) days after the required annual filing with the PBGC, a statement of the Unfunded Liabilities of each Single Employer Plan, if any, certified as correct by an actuary enrolled under ERISA.

(c) Section 6.12 of the Credit Agreement is hereby amended as follows:

(i) by amending and restated clause (1) to read as follows:

(l) in the case of Nationwide Mutual, Liens on securities owned by Nationwide Mutual securing its obligations under one or more prepaid equity forward contracts in an amount not to exceed $800,000,000;

(ii) by deleting the word “and” at the end of clause (q);

(iii) by amending and restating clause (r) to read as follows:

(r) Liens on mortgage loans and foreclosure receivables securing indebtedness of a Borrower or its Subsidiaries under a warehousing credit facility in an aggregate principal or face amount at any date not to exceed $150,000,000;

and

(iv) by inserting the following new clause (s):

(s) Liens not otherwise permitted by the foregoing clauses of this Section 6.12 securing Indebtedness in an aggregate principal or face amount at any date not to exceed (i) in the case of Nationwide Mutual and Nationwide Life, 5% of such Borrower’s Statutory Surplus and (ii) in the case of NFS, 5% of the Consolidated Tangible Net Worth of NFS.

(d) Section 9.11 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

9.11 Confidentiality. Each Lender agrees to hold any confidential information which it may receive from the Borrowers pursuant to this Agreement in confidence, except for disclosure (a) to its Affiliates and to other Lenders and their respective Affiliates, provided that such Persons agree to keep such information confidential to the same extent required by the Lenders hereunder, (b) to legal counsel, accountants, and other professional advisors to such Lender or to a Transferee, (c) to regulatory officials, (d) to any Person as requested pursuant to or as required by law, regulation, or legal process, (e) to any Person in connection with any legal proceeding to which such Lender is a party and is legally required to disclose such information, (f) of public information such Lender receives from any Borrower to its direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties, and (g) permitted by Section 12.4. Notwithstanding anything herein to the contrary, confidential information shall not include, and each Lender (and each employee, representative or other agent of any Lender) may disclose to any and all Persons, without limitation of any kind, the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are or have been provided to such Lender relating to such tax treatment or tax structure; provided that with respect to any document or similar item that in either case contains information concerning such tax treatment or tax structure of the transactions contemplated hereby as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to such tax treatment or tax structure.

(e) Schedule 5.8 of the Credit Agreement is hereby replaced in its entirety by Schedule 5.8 attached hereto and made a part hereof.

(f) Schedule 6.12 of the Credit Agreement is hereby replaced in its entirety by Schedule 6.12 attached hereto and made a part hereof.

2. Representations and Warranties of the Borrowers. Each Borrower represents and warrants that:

(a) The execution, delivery and performance by such Borrower of this Amendment have been duly authorized by all necessary corporate proceedings and that this Amendment is a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar law affecting creditors’ rights generally and by general principles of equity;

(b) After giving effect to this Amendment, each of the representations and warranties of such Borrower contained in the Credit Agreement is true and correct on and as of the date hereof as if made on the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct on and as of such earlier date;

(c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing with respect to such Borrower.

3. Effective Date. Section 1 of this Amendment shall become effective upon the execution and delivery hereof by the Borrowers, the Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders).

4. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

5. Costs and Expenses. Each Borrower hereby affirms its joint and several obligation under Section 9.6 of the Credit Agreement to reimburse the Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and time charges of attorneys for the Agent with respect thereto.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

NATIONWIDE MUTUAL INSURANCE COMPANY

By:	/s/ Carol L. Dove

Carol L. Dove
Title:	Associate Vice President and Assistant Treasurer

NATIONWIDE LIFE INSURANCE COMPANY

By:	/s/ Carol L. Dove

Carol L. Dove
Title:	Associate Vice President and Assistant Treasurer

NATIONWIDE FINANCIAL SERVICES, INC.

By:	/s/ Carol L. Dove

Carol L. Dove
Title:	Associate Vice President and Assistant Treasurer

BANK ONE, NA, as Agent and as a Lender

By:	/s/ Illegible

Title:	Managing Director Capital Markets

JPMORGAN CHASE BANK, as a Lender

By:	/s/ Robert Bottamedi

Title:	Vice President

[TO AMENDMENT NO. 4]

THE BANK OF NEW YORK, as a Lender

By:	/s/ Illegible

Title:	Vice President

CITICORP USA, INC., as a Lender

By:	/s/ Peter C. Bickford

Title:	Vice President

REVOLVING COMMITMENT VEHICLE CORPORATION, as a Lender

By:	Morgan Guaranty Trust Company of New York, as Attorney-in-Fact for Revolving Commitment Vehicle Corporation

By:

Title:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jim V. Miller

Title:	Managing Director

WACHOVIA BANK, National Association (f/k/a as First Union National Bank), as a Lender

By:	/s/ Thomas L. Stitchberry

Title:	Managing Director

MELLON BANK, N.A., as a Lender

By:	/s/ Illegible

Title:	Assistant Vice President

[TO AMENDMENT NO. 4]

FLEET NATIONAL BANK, as a Lender

By:	/s/ Estaban V. Koosau

Title:	Senior Associate

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mary K. Young

Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Illegible

Title:	Vice President

FIRSTAR BANK, NA, as a Lender

By:	/s/ James D. Neil

Title:	Senior Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Mark A. Scurci

Title:	Vice President

NATIONAL CITY BANK, as a Lender

By:	/s/ Illegible

Title:	VP

[TO AMENDMENT NO. 4]

STATE STREET BANK AND TRUST COMPANY, as a Lender

By:	/s/ Illegible

Title:	Vice President

FIFTH THIRD BANK, CENTRAL OHIO, as a Lender

By:	/s/ John Beardslee

Title:	Vice President

FIRST HAWAIIAN BANK, as a Lender

By:

Title:

S-4

[TO AMENDMENT NO. 4]